EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by
reference in Registration Statements
No. 33-36256, 33-38534, 33-42268,
33-45012, 333-12561, and  333-62475
of Pentair, Inc. on Form S-8 of our
report dated January  29, 1999
appearing  in  this  Annual Report
on Form 10-K of Pentair, Inc. for
the  year ended December 31, 1998.


DELOITTE & TOUCHE LLP

Minneapolis, Minnesota
March 10, 1999